                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  September 15, 2000

                          PINNACLE ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-10619                  95-3667491
(State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)              File Number)          Identification No.)


330 N. Brand Boulevard, Suite 1100, Glendale, California               91203
      (Address of Principal Executive Offices)                       (Zip Code)

      Registrant's telephone number, including area code:  (818) 662-5900

Item 5.   Other Events.

     On September 15, 2000, Pinnacle Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Exhibits.

     99.1  Press Release dated September 15, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PINNACLE ENTERTAINMENT, INC.

Date:  September 18, 2000                By: /s/ Bruce C. Hinckley
                                             _____________________________
                                             Bruce C. Hinckley
                                             Chief Financial Officer

                                 Exhibit Index
                                 -------------

Exhibit      Description
-------      -----------

99.1         Press Release dated September 15, 2000.

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